SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 10 or 15(d) of the
                    Securities Exchange Act of 1934



                           FEBRUARY 27, 1998
           ------------------------------------------------
           Date of Report (date of earliest event reported)


                         INTRATEL GROUP, LTD.
         -----------------------------------------------------
        (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                 33-853963                72-1265159
---------------            ------------         ----------------------
(State or Other             (Commission             (IRS Employer
Jurisdiction of            File Number)         Identification Number)
Incorporation)


                      28050 U.S. HIGHWAY 19 NORTH
                       CLEARWATER, FLORIDA 34621
                ---------------------------------------
                (Address of Principal Executive Offices
                          Including Zip Code)


                             (813) 797-9000
                     -------------------------------
                     (Registrant's telephone number,
                          including area code)






Page 1 of 52.

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

               On February 27, 1998, the Registrant entered into an Agreement and Plan of Merger ("Agreement") with North America Telephone Network, L.L.C., a Georgia limited liability company ("NATN") and each of the individual members of NATN ("Members"). The Agreement provides for NATN to merge with a wholly-owned subsidiary of the Registrant and each of the individual members of NATN to receive cash for their interests in NATN. After the merger, the separate existence of NATN will cease.

               NATN is a reseller of long distance and other telecommunications services. NATN is based in Atlanta, Georgia and provides service to residential and small business customers across the Unites States.

               The Agreement provides for the payment of approximately $42.0 million, including approximately $22.0 million due at Closing and quarterly contingent payment totaling up to $20.0 million based upon NATN achieving specified revenue and earnings targets during the twelve-month period following the Closing. The Agreement also provides that the Registrant may either pay each quarterly contingent payment as it is earned or secure each such quarterly contingent payments with a letter of credit. The Agreement further provides that the Registrant will offer to elect an NATN member to its Board of Directors.

               The Agreement and Closing are subject to the Registrant obtaining necessary regulatory approvals and satisfactory financing. There can be no assurance that the Registrant will be successful in satisfying these conditions.

               The Agreement contains numerous representations, warranties and covenants by both parties. A complete description of all warranties, representations and covenants are set forth in the Agreement included as an Exhibit to this Report.

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          N/A

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

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    The pro forma financial information and audited
                         financial statements required by this Item will be filed as an amendment to this Report no later than sixty (60) days from the date of this Report.

          (c)       Exhibits: Filed herewith pursuant to Reg. S-K Item 601
                              is the following exhibit.

Exhibit No.    Page      Description
-----------    ----      -----------

  10.12         5        Agreement and Plan of Merger dated February 27,
                         1998 between the Registrant and NATN.









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

                               SIGNATURES
                               ----------

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INTRATEL GROUP, LTD.



Dated: March 9, 1998                   By:  /s/ MURRAY L. SWANSON
                                           -------------------------------
                                            Murray L. Swanson
                                            Director









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